UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Pinnacle Bankshares Corporation

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Dear Fellow Shareholders:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation, the holding company for The First National Bank of Altavista. The meeting will be held on Tuesday, April 8, 2003, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our 2002 Annual Report to Shareholders that will be reviewed at the Annual Meeting.

Please complete, sign, date and return the enclosed proxy card as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. Your proxy may be revoked at any time before it is voted at the Annual Meeting.

We appreciate your continuing loyalty and support of The First National Bank of Altavista and Pinnacle Bankshares Corporation.

Sincerely

/s/ Robert H. Gilliam, Jr
Robert H. Gilliam, Jr. President & Chief Executive Officer

Altavista, Virginia

March 7, 2003

Pinnacle Bankshares Corporation

622 Broad Street

Altavista, Virginia 24517

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 8, 2003

The 2003 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation will be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on Tuesday, April 8, 2003, at 11:30 a.m. for the following purposes:

1.	To elect four Class III directors to serve until the 2006 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 21, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Bryan M. Lemley
Bryan M. Lemley
Secretary

March 7, 2003

IMPORTANT NOTICE

Please complete, sign, date and return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters which are considered, in which event their signed proxies are revoked.

Pinnacle Bankshares Corporation

622 Broad Street

Altavista, Virginia 24517

PROXY STATEMENT

2003 ANNUAL MEETING OF SHAREHOLDERS

April 8, 2003

GENERAL

The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of Pinnacle Bankshares Corporation (the “Company”) to be held Tuesday, April 8, 2003, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 7, 2003.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to proposal 1 set forth in the accompanying notice and further described herein, the proxy will be voted FOR the director nominees named in proposal 1.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on February 21, 2003, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 1,453,203. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and The First National Bank of Altavista (the “Bank”) may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than their regular compensation. We anticipate that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the Company’s proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in connection with this activity.

Securities Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s common stock, as of the date of this Proxy Statement, for each director, director nominee, certain executive officers, and for all directors, director nominees and executive officers as a group. To the Company’s knowledge, no shareholder of the Company owns more than 5% of the Company’s outstanding common stock.

Name	Amount and Nature of Beneficial Ownership (1)(2)	Ownership as a Percentage of Common Stock Outstanding
A. Willard Arthur	2,030	*
James E. Burton, IV	11,247(3)	*
John P. Erb	4,308(4)	*
Robert H. Gilliam, Jr.	20,483(5)	1.41%
R. B. Hancock, Jr.	4,312(6)	*
James P. Kent, Jr.	22,699(7)	1.56%
Warren G. Lowder	1,700	*
Percy O. Moore	3,402(8)	*
William F. Overacre	600	*
Herman P. Rogers, Jr.	3,345(8)	*
Carroll E. Shelton	14,813(9)	1.02%
John L. Waller	4,251(10)	*
Michael E. Watson	—	*
All directors, director nominees and executive officers as a group (13 persons)	93,874	6.46%

*	Less than 1.0%, based on total outstanding shares of 1,453,203 shares as of the date of this Proxy Statement.

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2)	Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees for children
(3)	690 of the reported shares held solely in spouse’s name and 7,471 shares held as custodian for minor children.
(4)	4,248 of the reported shares held jointly with spouse and 60 of the reported shares held in name of majority child living at home.

(5)	Includes 12,000 shares that Mr. Gilliam has the option to purchase as of May 1, 2002 under the 1997 Incentive Stock Plan.
(6)	Includes 3,695 of the reported shares held jointly with spouse and 617 of the reported shares held in name of majority child living at home.
(7)	2,005 of the reported shares held solely in spouse’s name.
(8)	Shares held jointly with spouse.
(9)	6,813 of the reported shares held jointly with spouse; also includes 8,000 shares that Mr. Shelton has the option to purchase as of May 1, 2002 under the 1997 Incentive Stock Plan.
(10)	591 of the reported shares held in name of majority children living at home.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board is divided into three classes (I, II and III) of directors. The term of office for Class III directors will expire at the Annual Meeting. The four persons named below are being nominated to serve as Class III directors. If elected, the Class III nominees will serve until the 2006 Annual Meeting of Shareholders.

Warren G. Lowder is currently a Class III director of the Company. Mr. Lowder has expressed his intention not to stand for re-election based on his increased business responsibilities and anticipated relocation to North Carolina later in 2003.

Michael E. Watson is being nominated for election as a new Class III director. Mr. Watson is a native of Campbell County and is a certified public accountant. He has been active in public and private accounting and financial management primarily in the central Virginia market since his graduation from Virginia Polytechnical Institute and State University in 1976. Currently Mr. Watson serves as Financial Manager and is a Principal of Flippin, Bruce & Porter, Inc., a Lynchburg investment management firm.

The other nominees for election as Class III directors, Herman P. Rogers, Jr., Carroll E. Shelton, and John L. Waller, currently serve as directors of the Company and are standing for re-election.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company’s Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company’s Board.

Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class I and Class II directors who will continue in office.

Name (Age) and Address	Principal Occupation Last Five Years	Director of Company Since (1)

Class III Directors (Nominees) (To Serve until the 2006 Annual Meeting)

Herman P. Rogers, Jr. (59) Altavista, Virginia	Plant Manager BGF Industries, Inc.	1997

Name (Age) and Address	Principal Occupation Last Five Years	Director of Company Since (1)
Carroll E. Shelton (52) Hurt, Virginia	Senior Vice President The First National Bank of Altavista and Pinnacle Bankshares Corporation	1990

John L. Waller (59) Hurt, Virginia	Owner & Operator Waller Farms, Inc.	1989

Michael E. Watson (48)	Certified Public Accountant	—
Forest, Virginia	Flippin, Bruce & Porter, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

Class I Directors (Serving until the 2004 Annual Meeting)

A. Willard Arthur (57) Rustburg, Virginia	Chairman and Secretary Marvin V. Templeton & Sons, Inc.	1998

John P. Erb (59) Altavista, Virginia	Assistant Superintendent Campbell County Schools	1989

Robert H. Gilliam, Jr. (57) Lynch Station, Virginia	President & CEO The First National Bank of Altavista and Pinnacle Bankshares Corporation	1979

R. B. Hancock, Jr. (52) Huddleston, Virginia	President & Owner R.B.H., Inc. d/b/a Napa Auto Parts	1994

Class II Directors (Serving until the 2005 Annual Meeting)

James E. Burton, IV (46) Lynchburg, Virginia	Vice President, Operations Marvin V. Templeton & Sons, Inc.	1998

James P. Kent, Jr. (63) Hurt, Virginia	Partner Kent & Kent, PC	1980

Percy O. Moore (69) Altavista, Virginia	Retired Customer Service Supervisor	1989

William F. Overacre (61) Forest, Virginia	President & Owner Overacre, Inc., d/b/a RE/MAX 1st Olympic	2002

(1)	Reflects year that director initially served on the Board of the Bank, the Company’s sole subsidiary. Effective May 1, 1997, the Company became the holding company for the Bank.

The members of the Board of the Directors of the Company also constitute the members of the Board of Directors of the Bank.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Company’s Board and through committees of the Bank’s Board, certain of which are described below. The Company became the holding company for the Bank in May 1997, and currently, the Bank’s committees make recommendations to the Company’s Board regarding the audit, personnel and nominating functions. During calendar year 2002, the Company’s Board of Directors held 7 meetings and the Bank’s Board of Directors held 12 meetings. No director attended fewer than 75 percent of the total meetings of the Company’s and the Bank’s Boards of Directors and the Bank committees on which he or she served during this period.

Audit Committee. The Bank’s Audit Committee meets to review reports of the Bank’s internal auditor who reports directly to the Audit Committee and reviews the annual report of the Company’s independent auditors. Members of the Audit Committee are Messrs. Lowder (Chair), Burton, Hancock, Kent, Moore and Waller, and they met 6 times in 2002. In addition, the Chairman of the Audit Committee held discussions with the Company’s independent auditors each quarter prior to the filing of the Company’s Quarterly Reports on Form 10-QSB as required by Statement on Auditing Standards No. 90 (Audit Committee Communications).

Personnel Committee. The Bank’s Personnel Committee reviews officer and employee compensation and employee benefit plans and makes recommendations to the Bank’s Board concerning such matters. The Personnel Committee makes recommendations as to the employment of officers of the Bank. Members of the Personnel Committee are Messrs. Arthur, Erb, Gilliam, Hancock, Overacre and Rogers, and they met 4 times in 2002.

Nominating Committee. The Nominating Committee’s duties include consideration of candidates for board election. The Nominating Committee makes a recommendation to the Bank’s Board concerning candidates for any vacancy that may occur and the entire Board then determines which candidate(s) should be nominated for the shareholders’ approval. Members of the Nominating Committee are Messrs. Arthur, Burton, Erb and Gilliam, and they met 2 times in 2002.

The Board of Directors will accept for consideration shareholders’ nominations for directors if made in writing by a shareholder entitled to vote in the election of directors. Such a nomination must include the information required by the Company’s bylaws as well as the nominee’s written consent to the nomination. Shareholder nominations must be received by the Company’s Secretary no later than February 5, 2004, in order to be considered for the next annual election of directors.

Directors’ Fees

All directors of the Company received an annual retainer of $1,000 in 2002. Directors of the Bank received an annual retainer of $4,000 in 2002 and, in addition, the Bank’s outside directors received $200 for each committee meeting attended.

Interest of Management in Certain Transactions

As of December 31, 2002, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $2,479,000, or 12% of total capital. The maximum aggregate amount of such indebtedness during 2002 was $2,595,000, or 13% of total year-end capital. These loans were made in the ordinary course of the Bank’s business, and in the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons and do not involve more than a normal risk of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

EXECUTIVE COMPENSATION

The following table provides certain compensation information concerning Mr. Gilliam, President and CEO, the only executive officer of the Company whose compensation exceeded $100,000 for any year in the three-year period ended December 31, 2002. All compensation, other than director fees for service on the Company’s Board of Directors, was paid by the Bank, the Company’s wholly-owned subsidiary.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation		Long-Term Compensation	All Other Compensation ($)(2)
		Salary($)(1)	Bonus($)	Options Granted (#)
Robert H. Gilliam, Jr.	2002	151,925	7,235	—	655
President & Chief	2001	144,125	4,174	—	3,125
Executive Officer	2000	135,750	11,813	—	2,945

(1)	Includes combined Company and Bank Board retainers of $5,000 in 2002, $5,000 in 2001, and $4,500 in 2000.
(2)	Cost (based on IRS uniform cost table) of group-term life insurance provided by the Bank.

Stock Options

No options were granted to Mr. Gilliam during 2002, 2001, or 2000.

Mr. Gilliam did not exercise any stock options during 2002. The following table reflects certain information regarding unexercised options held at December 31, 2002 by Mr. Gilliam.

Year-End Option Values
Name	Number of Unexercised Options at Year End(#) Exercisable/ Unexercisable	Value of Unexercised “In the Money” Options at Year End($)(1) Exercisable/ Unexercisable
Robert H. Gilliam, Jr.	12,000/0	62,640/0

(1)	Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $15.22 per share, as of December 31, 2002.

Change-in-Control Agreement

The Company has entered into an agreement with Mr. Gilliam that provides for severance payments and certain other benefits if his employment terminates under specified conditions after a “change in control” (as defined therein) of the Company. Payments and benefits will be paid under the agreement only if, within two years and 60 days following a change in control, Mr. Gilliam (i) is terminated involuntarily without “cause” (as defined therein) and not as a result of death or disability, or (ii) terminates his employment voluntarily for “good reason” (as defined therein), including Mr. Gilliam’s unilateral decision to leave during any of three 60 day window periods (each beginning on the date of the change in control and the first and second anniversaries thereof). “Change in control” is defined generally to include (i) an acquisition of 20% or more of the Company’s common or voting stock, (ii) certain changes in the composition of the Company’s Board of Directors, (iii) consummation of certain business combinations or asset sales in which the Company’s historic shareholders hold less than 60% of the resulting or purchasing company or (iv) shareholder approval of the liquidation or dissolution of the Company.

In the event of a covered termination following a change in control, Mr. Gilliam will be entitled to receive (i) a severance payment made over three years or in a lump sum equal to 2.5 times the sum of Mr. Gilliam’s highest annual base salary during the 24 month period ending on the date of the change in control and his highest bonuses for any of the Company’s three fiscal years ending immediately prior to the date of the change in control and (ii) a continuation of employee welfare benefits for three years. In addition, Mr. Gilliam will have the right to require the Company to purchase his principal residence at its fair market value if he requests within one year after his termination of employment. The total payments and benefits payable, including any parachute payments otherwise made, to Mr. Gilliam may not exceed the maximum amount that may be paid without the imposition of a “golden parachute” federal excise tax on Mr. Gilliam and may also be limited by applicable banking limitations on golden parachutes.

Employee Benefit Plans

Retirement Plan. The Bank maintains a Non-Contributory Defined Benefit Retirement Plan (the “Retirement Plan”) covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan, sponsored by the Virginia Bankers Association, provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the first day of the month coinciding with or following the employee’s 65th birthday. The Retirement Plan does not cover directors who are not active employees. The amount expensed for the Retirement Plan during the year ended December 31, 2002, was $183,000.

The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.

ANNUAL RETIREMENT BENEFIT:		The First National Bank of Altavista

Five-Year Average Salary	YEARS OF CREDITED SERVICE
	10	15	20	25	30	35
$ 25,000	$ 3,750	$ 5,625	$ 7,500	$ 9,375	$ 11,250	$ 12,188
40,000	6,525	9,788	13,050	16,313	19,575	21,338
55,000	9,900	14,850	19,800	24,750	29,700	32,588
75,000	14,400	21,600	28,800	36,000	43,200	47,588
100,000	20,025	30,038	40,050	50,063	60,075	66,338
125,000	25,650	38,475	51,300	64,125	76,950	85,088
150,000	31,275	46,913	62,550	78,188	93,835	103,838
175,000	36,900	55,350	73,800	92,250	110,700	122,588
200,000	42,525	63,788	85,050	106,313	127,575	141,338

Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $36,000 for a person age 65 in 2002. Compensation for 2002 was limited by the Internal Revenue Code to $170,000 for the plan year beginning October 1, 2001 and to $200,000 for the plan year beginning October 1, 2002. The estimated annual benefit payable under the Retirement Plan upon retirement is $85,922 for Mr. Gilliam, credited with 40 years of service. Benefits are estimated on the basis that he will continue to receive, until age 65, covered salary in the same amount paid in 2002.

Profit Sharing/401(k) Plan. The Bank adopted a Defined Contribution Profit Sharing Thrift Plan (the “Thrift Plan”) effective January 1, 1997. The Thrift Plan, sponsored by the Virginia Bankers Association, includes a 401(k) savings provision that authorizes a maximum voluntary salary deferral of up to 15% of compensation, subject to statutory limitations. All full-time employees who have reached the age of 21 with at least six months of service are eligible to participate. Contributions and earnings, which are tax-deferred, may be invested in various investment vehicles offered through the Virginia Bankers Association. The profit sharing arrangement allows for employer contributions in such amounts, if any, as the Board of Directors determines. Employees become 100% vested in any employer contributions that may be made after five plan years of service. The Bank made no contributions to the Thrift Plan for the year ended December 31, 2002.

Incentive Stock Plan. The Company adopted the 1997 Incentive Stock Plan (the “Incentive Plan”) effective May 1, 1997. The Incentive Plan makes available up to 50,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock (collectively, “Awards”). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

Under the terms of the Incentive Plan, the non-employee directors of the Personnel Committee of the Board of Directors of the Bank (the “Committee”) will administer the plan. No director may serve as a member of the Committee if he is eligible to participate in the Incentive Plan or was at any time within one year prior to his appointment to the Committee eligible to participate in the Incentive Plan. The Committee will have the power to determine the key employees to whom Awards shall be made.

Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the “Agreement”). In administering the Incentive Plan, the Committee will have the authority, subject to approval, amendment and modification by the Board of Directors of the Company, to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan’s administration, to accelerate the exercisability of any Award, the end of any performance period, or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

The Board may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), the rules and regulations under Section 16 of the Securities Exchange Act of 1934 or pursuant to any other applicable laws, rules, or regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company’s common stock to file reports concerning their ownership of common stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2002.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP served as the Company’s independent public accountants for the year ended December 31, 2002. No accountants have been selected by the Board to act as the Company’s independent public accountants for the year ending December 31, 2003. The Board will make that selection later in the year based on the recommendation of the Audit Committee. A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed for services rendered by KPMG LLP, the Company’s principal accountant, for the year ended December 31, 2002:

		Amount
Audit fees (1)		$54,150
Financial information systems design and implementation fees (2)		—
All other fees:
Audit related fees	3,985
Other non-audit services (3)	6,750

Total all other fees		10,735

Total fees		$64,885

(1)	Includes annual financial statement audit and limited quarterly review services.
(2)	No such services were provided by KPMG LLP for the most recent fiscal year.
(3)	Represents income tax services other than those directly related to the audit of the income tax accrual.

The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining KPMG LLP’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of the National Association of Securities Dealers’ listing standards, has furnished the following report:

The Audit Committee (the “Committee”) reviews the Company’s financial reporting process on behalf of the Board. The role and responsibilities of the Committee are set forth in a written Charter adopted by the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and to issue a report thereon. The Committee monitors these processes.

In this context, the Committee met and held discussions with management and the independent auditors to discuss the consolidated financial statements for the year ended December 31, 2002. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The independent auditors also discussed with the Committee the matters required to be communicated by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In addition, the independent auditors discussed with the Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in the Company’s consolidated financial statements as required by Statement on Auditing Standards No. 90 (Audit Committee Communications).

The independent auditors also discussed with the Committee the auditors’ independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Audit Committee Members

Warren G. Lowder – Chair
James E. Burton, IV
R.B. Hancock, Jr.
James P. Kent, Jr.
Percy O. Moore
John L. Waller

OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

In accordance with the Company’s bylaws, proposals of shareholders intended to be presented at the 2004 Annual Meeting (other than director nominations) must be received by the Company no later than November 7, 2003. Under applicable law and in accordance with the Company’s bylaws, the Board of Directors need not include an otherwise appropriate shareholder proposal (including any shareholder nominations for director candidates) in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company’s Secretary, at the Company’s principal office in Altavista, Virginia, on or before the date set forth above.

By Order of the Board of Directors

/s/ Bryan M. Lemley
Bryan M. Lemley
Secretary

Altavista, Virginia

March 7, 2003

A copy of the Company’s Annual Report on Form 10-KSB (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2002, will be furnished without charge to shareholders upon written request directed to the Company’s Secretary as set forth on the first page of this Proxy Statement.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PINNACLE BANKSHARES CORPORATION

				For		With- hold	For All Except
ANNUAL MEETING OF STOCKHOLDERS APRIL 8, 2003		1.	To elect four Class III directors for three-year terms (Proposal 1):	☐		☐	☐
Nominees:

The undersigned shareholder of Pinnacle Bankshares Corporation (the“Corporation”) hereby appoints E.H. Frazier, Jr., Henry S. Pittard and Robert I. Steele as proxies, such persons being duly appointed by the Board of Directors with the power to appoint an appropriate substitute, to cast all votes that the undersigned shareholder is entitled to cast at the annual meeting of shareholders (the “Annual Meeting”) to be held at 11:30 a.m. Eastern Time, on Tuesday, April 8, 2003, at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia and at any adjournments there-of, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

Herman P. Rogers, Jr., Carroll E. Shelton, John L. Waller and Michael E. Watson
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominee(s) in the space provided below
2.

The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments of the meeting in accordance with the determination of a majority of the Corporation’s Board of Directors.

		Please check box if you plan to attend the April 8, 2003 Annual Stockholders Meeting.			→		☐

Number Attending — ☐

The proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above Co-holder (if any) sign above

ñ Detach above card, sign, date and mail in postage paid envelope provided. ñ

PINNACLE BANKSHARES CORPORATION

Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.